Exhibit 10.8
                           Opinion & Consent Counsel

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         November 15, 2000






         To Whom It May Concern:

         I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 33-5033) filed by The Phoenix Edge Series Fund with the Securities and Exchange Commission under the Securities Act of 1933.


         Very truly yours,



         /s/ Edwin L. Kerr
         ---------------------------
         Edwin L. Kerr, Counsel
         The Phoenix Edge Series Fund